UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 10, 2005

Affiliated Computer Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12665 (Commission File Number)	51-0310342 (IRS Employer Identification No.)

2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)

(214) 841-6111
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 7.01 Regulation FD Disclosure.

      On June 10, 2005, Affiliated Computer Services, Inc. (the “Company”) signed a seven year contract to provide information technology (IT) services to The Walt Disney Company (“Disney”). The contract is valued at approximately $610 million over its term. Under the contract the Company will provide IT infrastructure services for Disney’s global data network and domestic client services. Services will include desktop and help desk support, anti-virus, intrusion detection, messaging and procurement.

      Pursuant to the rules and regulations of the Securities and Exchange Commission, the information disclosed pursuant to this Item 7.01 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
Date: June 10, 2005	By:	/s/ WARREN D. EDWARDS
		Name:	Warren D. Edwards
		Title:	Executive Vice President and Chief Financial Officer

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